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                                                                    Exhibit 32.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                          OF THE KEITH COMPANIES, INC.

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, U.S.C. Section1350, and accompanies the Annual Report on Form 10-K (the "Form 10-K") for the period ended December 31, 2003 of The Keith Companies, Inc. (the "Issuer").

      I, Aram Keith, the Chief Executive Officer of Issuer certify that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

      (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  March 8, 2004

               /s/  Aram H. Keith
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Name:              Aram H. Keith
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